Inventory	3 Months Ended
Dec. 31, 2014
Notes to Financial Statements
Inventory

Inventory is valued at the lower of the cost or market.  Cost is determined using the first-in, first-out (“FIFO”) method.  Market is determined based on the estimated net realizable value, which generally is the item’s selling price.  Inventory is periodically reviewed in order to identify obsolete, damaged or impaired items.

Inventory consists of raw materials that are used in the manufacturing of ReliAlert™, Shadow, and other tracking devices, completed ReliAlert™, R.A.D.A.R. and other tracking devices. Tracking devices deployed are reflected in Monitoring Equipment.  As of December 31, 2014 and September 30, 2014, respectively, inventory consisted of the following:

	December 31,	September 30,
	2014	2014
Raw materials, work-in-process, and finished goods	$1,660,415	$1,471,764
Reserve for damaged or obsolete inventory	(225,900)	(223,500)
Total inventory, net of reserves	$1,434,515	$1,248,264